                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SI TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]


December 20, 1999


Dear Shareholder:

You are cordially invited to attend the annual shareholders meeting of SI Technologies, Inc. which will be held at the new corporate office 14192 Franklin Avenue, Tustin, California, on January 20, 2000, at 2:00 p.m. I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,



Rick A. Beets
President & CEO

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 20, 2000

To the shareholders of SI TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SI Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, January 20, 2000, at 2:00 p.m. local time, at 14192 Franklin Avenue, Tustin, California for the following purposes:

         1.   To elect a board of six directors.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on December 20, 1999 will be entitled to a vote at the annual meeting and at any adjournment thereof.

                                 By Order of the Board of Directors



                                  Rick A. Beets
                                  President, CEO and Director

Tustin, California
December 20, 1999

================================================================================
                             YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING
THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.
================================================================================

                                     [LOGO]

                              14192 FRANKLIN AVENUE
                          TUSTIN, CALIFORNIA 92780-7016
                                 (714) 505-6483


                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

The Board of Directors of SI Technologies, Inc. (the "Company"), is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, January 20, 2000, at 2:00 p.m. local time, at 14192 Franklin Avenue, Tustin, California. Whether or not you plan to attend the meeting, you are requested to date, sign and return the proxy to the Company as promptly as possible. The shares represented by proxies will be voted in accordance with the Board of Directors' recommendations unless the proxy indicates otherwise. Any shareholders giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation of a proxy bearing a later date, or by voting in person at the meeting. The costs of the solicitation will be paid by the Company. In addition to the solicitation of proxies by the use of the mail, directors, officers and employees of the company may solicit proxies personally, or by other appropriate means. The Company may also request banks, brokerage houses, and other custodians, nominees or fiduciaries holding stock in their names for others, to send proxy materials and to obtain proxies from their principals, and the Company will reimburse them for their expenses in doing so.

The approximate date on which this proxy statement and the form of proxy is first being sent or given to the shareholders is December 20, 1999.

The Company's Annual Report for the fiscal year ended July 31, 1999 (the "Annual Report"), is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees, and others may obtain additional copies of the Annual Report or this proxy statement by request to the Company.

                                  VOTING RIGHTS

As of December 20, 1999, there were 3,547,123 shares of the Company's common stock outstanding. The Company has only one class of equity security outstanding. Each share is entitled to one vote. The Board of Directors has set the close of business on December 20, 1999, as the record date for determining those shareholders entitled to vote at the annual meeting.

Each share of the Company's Common Stock outstanding on the record date is entitled to one vote per share at the 1999 annual meeting of stockholders. Under Delaware law and the Company's certificate of incorporation, if a quorum is present at the meeting, the six (6) nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected directors. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstention from voting will have the practical effect of voting against any other matter submitted to a vote at the meeting since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the close of business on November 24, 1999, there were 3,547,123 shares of common stock of the Company outstanding. The following table sets forth certain information regarding the Company's common stock beneficially owned on November 24, 1999 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group:


                                                             Number of Shares of            Percent of
                                                                 Common Stock               Beneficial
Name and Address of Beneficial Owner                        Beneficially Owned(1)            Ownership
------------------------------------                        ---------------------            ---------
RALPH E. CRUMP(2)                                                431,124(3) (4)                10.5%
Chairman of the Board, Treasurer, Director
RICK A. BEETS(2)                                                 373,984(5)                     9.1%
President & CEO, Director
EDWARD A. ALKIRE(2)                                              324,600(3) (6)                 7.9%
Secretary, Director
S. SCOTT CRUMP(2),(7)                                            244,624(3) (8)                 6.0%
Director
D. DEAN SPATZ(2)                                                 115,500(3) (9)                 2.8%
Director
HEINZ ZWEIPFENNIG(2)                                              99,000(3)                     2.4%
Director

ALL DIRECTORS AND OFFICERS AS A GROUP (7 PERSONS)        1,621,394(2) (3) (4) (5) (6) (7)      39.6%
                                                                                  (8) (9)

THE CUTTYHUNK FUND LIMITED                                       479,840(10) (12)              11.7%
TONGA PARTNERS, L.P.                                             479,840(11) (12)              11.7%


(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders. Subject to applicable community property and similar statutes, and except as otherwise indicated, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2) The address of each executive officer and director is c/o SI Technologies, Inc., 14192 Franklin Avenue, Tustin, CA 92780.

(3) Includes 24,000 shares subject to currently exercisable options.

(4)  Includes 203,562 shares held of record by Mr. Ralph Crump's wife, Marjorie
     L. Crump. Mr. Ralph Crump has shared voting and investment power with respect to such shares.

(5) Includes 111,400 shares subject to currently exercisable options. Includes 40,000 shares of record held by Mr. Beets' wife, Mara J. Beets and children. Mr. Beets has shared voting and investment power with respect to such shares. Includes 8,000 shares issuable upon exercise of warrants to purchase Common Stock at a price of $8.00 per share. Does not include 65,600 unvested option shares granted in 1998 and 1999.

(6) Includes 2,000 shares held of record by Mr. Alkire's children for whom he acts as custodian.

(7) S. Scott Crump is the son of Ralph E. Crump.

(8) Includes 109,562 shares held of record by Mr. S. Scott Crump's wife, Lisa Crump. Mr. S. Scott Crump has shared voting and investment power with respect to such shares.

(9) Includes 750 shares held of record by Mr. Spatz's wife, Ruth Carol Spatz. Mr. Spatz has shared voting and investment power with respect to such shares.

(10) Includes 80,000 shares issuable upon exercise of warrants to purchase Common Stock at a price of $8.00 per share. The stated business address for The Cuttyhunk Fund Limited is 73 Front Street, Hamilton 4M12, Bermuda.

(11) Includes 80,000 shares issuable upon exercise of warrants to purchase Common Stock at a price of $8.00 per share. The stated business address for Tonga Partners, L.P. is c/o Cannell Capital Management 750 Battery Street, San Francisco, CA 94111.

(12) J. Carlo Cannell, dba Cannell Capital Management, is the General Partner of Tonga Partners, L.P. and has sole voting and disposition powers over the referenced shares and is the investment advisor to The Cuttyhunk Fund Limited, and shares voting and investment control with such fund over the shares held by such fund.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The Directors and Executive Officers of the Company are as follows:


NAME                        AGE               POSITION
Edward A. Alkire            46                Secretary, Director

Rick A. Beets               46                President & CEO, Director

Paul Cavanaugh              50                Vice President Finance & CFO

Ralph E. Crump              76                Chairman of the Board, Treasurer,
                                              Director

S. Scott Crump              46                Director

D. Dean Spatz               55                Director

Heinz Zweipfennig           66                Director


CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS AND NOMINEES FOR DIRECTORS

EDWARD A. ALKIRE - Director since 1990, Chief Operating and Financial Officer from 1989 to 1993. Mr. Alkire is currently employed at Holman & Associates, Inc., P.S., a certified public accounting firm. Prior to joining SI Technologies, Inc. in 1989, Mr. Alkire was a Senior Manager at Touche Ross & Co., a certified public accounting firm, where he provided business and tax consulting services to closely-held and emerging businesses. Mr. Alkire is a Certified Public Accountant and is a graduate of Evergreen State College.

RICK A. BEETS - Chief Executive Officer since August 1993, President since December 1993 and a Director since 1997. Prior to joining SI, Mr. Beets served as a Division Manager for the Machinery and Equipment Group of Chicago-based FMC Corporation from 1988-1993. Prior to FMC (from 1977-1988), he worked with Colt Industries, Inc., in a number of increasingly responsible positions with the Fairbanks Morse Pump Division and the company's France Compressor Products Division. Mr. Beets holds a BS degree in Industrial Management and a MA degree in Business Administration.

PAUL V. CAVANAUGH - VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER since 1998. Mr. Cavanaugh joined the Company in 1995 and from that time until his appointment as CFO served as Director of Finance and Administration. From 1994 to 1995 he served as controller for Carver Corporation. Prior to 1994 Mr. Cavanaugh was employed for over fifteen years by Unisys Corporation in a variety of domestic and international financial management positions. He holds a B.B.A. degree from the University of Notre Dame and a Master of Management from the Kellogg Graduate School of Management, Northwestern University.

RALPH E. CRUMP - Director since 1981, Treasurer since 1983, and Chairman of the Board since November 1988. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. Mr. Crump is also a co-founder and director of Osmonics, Inc. (NYSE), Stratasys, Inc. (NASDAQ), Imtec, Inc. (NASDAQ) and Mity-Lite, Inc. (NASDAQ) and ex-chairman of Med-Chem Products, Inc., (AMEX), and Ivy Medical, Inc. (formerly NASDAQ). Prior to November 1986, Mr. Crump was Chairman, President, and Director of Frigitronics, Inc., a manufacturer of eye care products, which he co-founded in 1962. Frigitronics' common stock was listed on the New York Stock Exchange until its acquisition by Revlon in November, 1986. Mr. Crump is a Trustee of the Alumni Foundation of the University of California at Los Angeles and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College.

S. SCOTT CRUMP - Director since 1981. Mr. Crump joined the Company as its Vice President-Marketing and was an Executive Vice President until June 1988. He is the Chairman and President of Stratasys Inc., (NASDAQ), a manufacturer of equipment for the product design industry using prototyping technology. From 1988 until 1989 he was Chief Operating Officer of Ivy Medical, Inc., (formerly NASDAQ) a manufacturer of equipment for the health care industry. He holds a BS in Mechanical Engineering and is a registered professional engineer.

D. DEAN SPATZ - Director since 1983. Mr. Spatz is the Chairman and President of Osmonics, Inc. (NYSE), which designs, develops, manufactures and markets membrane systems for use in water purification and waste treatment equipment. Mr. Spatz is also a director of Signa Aldrich Corp. (NASDAQ). He holds a B.A. from Dartmouth College and a Master of Engineering degree from the Thayer School of Engineering, Dartmouth College.

HEINZ ZWEIPFENNIG - Director since 1979. Mr. Zweipfennig served, from 1984 until his retirement, as President of Zweipfennig Management Consultants, an international consulting company. He also served as a member of the board of directors of the Software Management Services Corporation. From 1979 to 1984, he was co-founder and director of Scientific Data Systems, Inc., a Los Angeles, California based computer systems manufacturing company. Prior to 1979, he held senior management positions with Perkin-Elmer, Macro Data and Xerox Corporation.

PROPOSAL 1 --- ELECTION OF DIRECTORS

At the Annual Meeting six directors, constituting the entire Board of Directors, are to be elected to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Messrs. R. Crump, E. Alkire, R. Beets, S. Crump, D. Spatz and H. Zweipfennig are the current directors of the company and have been nominated to continue as directors. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of these nominees. If, due to circumstances not at present foreseen, any of such nominees shall not be available for election, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

During the last fiscal year of the Company, the Board of Directors had four meetings. Except for an audit committee and the committee for the administration of the 1994 Stock Option Plan, the Board of Directors has no compensation, nominating or other committee to carry out all or part of its management functions. The members of the audit committee are Messrs. Ralph E. Crump, D. Dean Spatz, and Heinz Zweipfennig.

During fiscal year 1999, each director attended 100 percent of the aggregate number of meetings of the Board of Directors and the committees on which each Director serves. During fiscal year 1999 one meeting was held by the Audit Committee. Members of the Board do not receive cash compensation for their service on the Company's Board of Directors or any committee thereof but are reimbursed for business expenses incurred in attending meetings.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid or accrued during the years ended July 31, 1999, 1998 and 1997 for the Chief Executive Officer and each other named executive receiving compensation over $100,000 in the most recent fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                        Annual Compensation         Long Term Compensation
                                                                                             Awards
                                                                                            Options
Name & Principal Position       Fiscal Year      Annual Salary        Bonus                 (Shares)
--------------------------      -----------      --------------       -----                 --------
Rick A. Beets                      1999             $180,000         $ 18,000               20,000(1)
President & CEO,                   1998             $150,000         $150,000               57,000(2)
Director                           1997             $130,000         $ 20,000                  --
                                                                                               --

(1) Consists of an option to acquire 20,000 shares at an exercise price of $2.25 issued under the Company's 1994 Stock Option Plan.

(2) Consists of an option to acquire 50,000 shares at an exercise price of $4.625 and an option to acquire 7,000 shares at an exercise price of $4.125 issued under the Company's 1994 Stock Option Plan.

The following table sets forth information about stock option grants during 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                         Percentage of                                      Potential Realized Value
                                         Total Options                                      at Assumed Annual Rates
                                          Granted to                                             of Stock Price
                            Options      Employees in     Exercise          Expiration     Appreciation for Option
          Name              Granted          1999          Price              Date(1)               Term(2)
          ----              -------          ----         --------            -------               -------
                                                                                                5%           10%
                                                                                                --           ---
Rick A. Beets                  20,000        100.0%      $ 2.25               10/18/09     $ 28,300      $ 71,715



(1) The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment. The options vest over five years from the date of grant.

(2) Potential values stated are the result of using the Securities and Exchange Commission method of calculations of 5% and 10% appreciation in value from the date of grant to the end of the option term. Such assumed rates of appreciation and potential realizable values are not necessarily indicative of the appreciation, if any, which may be realized in future periods.

The following table shows information concerning the number and value of unexercised options held by Mr. Beets at the end of fiscal 1999.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                   VALUES(1)


                  Number of Securities Underlying   Value of Unexercised in-the-money
                   Unexercised Options at FY-End             Options at FY-End
Name                Exercisable/Unexercisable(1)         Exercisable/Unexercisable
----                ----------------------------         -------------------------
Rick A. Beets             111,400 / 65,600                 $150,000 / $16,250(2)


(1)  No options were exercised by Mr. Beets during fiscal year 1999.

(2) The values shown equal the difference between the exercise price of unexercised in-the-money options and the closing price of the underlying common stock at July 31, 1999. Options are in-the-money if the fair market value of the Common Stock exceeds the exercise price of the options.

DESCRIPTION OF THE COMPANY'S STOCK OPTION PLANS

The Company has options outstanding under two Stock Option Plans, the amended and restated 1984-85 Stock Option Plan and the 1994 Stock Option Plan (the "1994 Plan"). The 1984-1985 Plan has expired and no further options may be granted under that plan. The 1994 Plan provides for the grant of statutory stock options and non-qualified stock options to purchase an aggregate of 600,000 shares of common stock. The Plan is administered by two or more members of the board of directors. Statutory options may not be granted at an exercise price less than fair market value of the common stock on the date of grant. Unless otherwise specified, the options granted under the 1994 Plan expire up to ten years from the date of grant. Generally, if an optionee ceases to be an employee or director for any reason other than death or disability, the option expires 90 days after the date of termination.

     COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all section 16(a) reports.

To the Company's knowledge, based solely on review of such reports furnished to the Company, during the fiscal year ended July 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and persons who own more than 10% of a registered class of the Company's equity where filed on a timely basis.

                              SHAREHOLDER PROPOSAL

Proposals of shareholders to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, no later than August 26, 2000, in order to be included in the proxy statement and form of proxy relating to that meeting.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE PRESIDENT OF SI TECHNOLOGIES, INC., 14192 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780, ATTN: RICK A. BEETS, PRESIDENT & CEO.

                                 OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

SI TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD of Directors for the Annual Meeting of Shareholders to be held on January 20, 2000. The undersigned hereby constitutes and appoints Rick A. Beets and Ralph E. Crump and each of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote as if personally present at the Annual Meeting of Shareholders to be held at 14192 Franklin Avenue, Tustin, California at 2:00p.m. local time and at any adjournment thereof, in the following manner:

1.  ELECTION OF DIRECTORS:  MANAGEMENT NOMINATES THE FOLLOWING DIRECTORS

         Edward A. Alkire           Rick A. Beets             Ralph E. Crump

         S. Scott Crump             D. Dean Spatz             Heinz Zweipfennig

                 FOR all nominees listed above (except as marked contrary below)

                 WITHHOLD AUTHORITY to vote for all nominees listed above

                 ABSTAIN

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------          ------------------         -------------------

-------------------          ------------------         -------------------


2. IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THIS MEETING.

When this proxy is properly executed and returned, shares it represents will be voted at the meeting in accordance with the choices specified above.

If no choices are specified, this proxy will be voted for the nominees and proposals set forth herein and in accordance with the best judgment of the designated individuals with respect to any other matters which may properly come before the meeting.

Please date and sign exactly as your name or names appear below. If more than one owner, all should sign. When signing as attorney executor, administrator, trustee or guardian, give your full name and title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                              DATED:
                                    -------------------------------------------

                              Signature:
                                        ---------------------------------------

                              Signature:
                                        ---------------------------------------


PLEASE COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.